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Supplement dated July 29, 2014 to the

Statement of Additional Information

This supplement amends the Statement of Additional Information (“SAI”) of each of the above referenced funds (each, a “Fund”) and is in addition to any other supplements to those Funds.

The tenth paragraph of the introduction to Appendix B of each Fund’s SAI is deleted and replaced in its entirety with:

An insolvent municipality may take steps to reorganize its debt, which might include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures that may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments in those securities. For example, pursuant to Chapter 9 of the U.S. Bankruptcy Code, certain municipalities that meet specific conditions may be provided protection from creditors while they develop and negotiate plans for reorganizing their debts.   In addition, the Puerto Rico Public Corporations Debt Enforcement and Recovery Act (the “Debt Enforcement Act”) permits certain public corporations in Puerto Rico to restructure their outstanding obligations.  The Debt Enforcement Act is currently being challenged in U.S. federal court. Although it is not presently possible to predict the ultimate outcome of these proceedings, if the Debt Enforcement Act withstands this challenge, permitted public corporations may seek to restructure certain of their outstanding obligations pursuant to that law. Any efforts by a municipality, or a public corporation in Puerto Rico, to restructure its outstanding obligations could have a negative impact on the marketability, liquidity or value of certain investments held by a fund, which could reduce a fund’s performance.

In Appendix B to each Fund’s SAI, the paragraph discussing “Debt” in the section on the Commonwealth of Puerto Rico is deleted and replaced in its entirety with the following:

Debt. As of December 31, 2013, the Commonwealth had approximately $71.9 billion in public sector debt outstanding, of which $21.02 billion was related to the Commonwealth’s General Fund. Based on the public sector debt outstanding, the Commonwealth is expected to incur debt service requirements of $1.28 billion in FY2014 and $1.37 billion in FY2015. These figures may not represent the amount appropriated for debt service by the Commonwealth in a given fiscal year.

In June 2014, the Governor of Puerto Rico signed into law the Puerto Rico Public Corporations Debt Enforcement and Recovery Act (“Debt Enforcement Act”). The Debt Enforcement Act establishes legal mechanisms through which certain public corporations in Puerto Rico may restructure their outstanding obligations. The Debt Enforcement Act is currently being challenged in U.S. federal court. Although it is not presently possible to predict the ultimate outcome of these proceedings, if the Debt Enforcement Act withstands this challenge, permitted public corporations may seek to restructure certain of their outstanding obligations pursuant to that law. Any efforts by a public corporation to restructure its outstanding obligations could have a negative impact on the marketability, liquidity or value of certain investments held by a fund, which could reduce a fund’s performance.

July 29, 2014	PX0000.068